Defined Asset Funds [SM]

                             Select Ten Portfolio
                                 International

                           1998 Hong Kong Portfolio
                                   Series A

                        [Dean Witter logo] Dean Witter

Defined Asset Funds [SM] Select Ten Portfolio - International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries. International equity markets, such as Hong Kong's, can offer attractive growth potential and can help investors diversify their portfolios. Hong Kong's economic growth is reflected in the performance of its leading stock market indicator, the Hang Seng Index.(*)

A Simple Strategy

This Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Hang Seng Index having the highest dividend yield shortly before the offering date (the "Strategy") and holding them for about a year. These companies are among the most highly capitalized in Hong Kong.

Each year, we intend to reapply the screening process to select a new Portfolio. You may choose to reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Select Ten Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three years for more consistent results.

Offers U.S. Investors Some Big Advantages

o Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o        Low cost.  The minimum investment is about $250.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Select Ten International Hong Kong Portfolio -- 1998 Series A(1)

     Name of Issuer                                   Current Dividend Yield(2)

1.   Henderson Land Development Co., Ltd.                      8.46%
2.   Sino Land Co.                                             7.65
3.   Amoy Properties, Ltd.                                     7.64
4.   Hysan Development Co., Ltd.                               7.48
5.   The Wharf (Holdings), Ltd.                                7.23
6.   Cathay Pacific Airways, Ltd.                              6.63
7.   Hung Lung Development Co., Ltd.                           6.48
8.   Henderson Investment, Ltd.                                6.41
9.   Great Eagle Holdings, Ltd.                                5.87
10.  Hopewell Holdings, Ltd.                                   5.36

(1)  Initial date of deposit -- February 11, 1998

(2) Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by the market value of that security as of the close of trading on February 11, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Portfolio does not reflect the research opinions or any buy or sell recommendation of the Sponsors.

Past Performance of Prior Select Ten International Hong Kong Portfolios

The chart below shows the average annual total return for the following Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

   Series From Through 12/31/97             Most Recently Completed Portfolio
    Inception                Return           Period                     Return
6/21/93      Series C(3)     -0.68%      5/20/96-6/27/97    Series C      9.70%
9/28/93      Series D(4)     -5.16%      9/27/96-10/24/97   Series D    -15.87%
1/5/94       Series A        -9.72%      1/22/96-2/28/97    Series A      8.03%
4/23/96      Series B        -14.11%     4/23/96-6/13/97    Series B      6.08%
7/22/96      Series 3        -16.42%     7/22/96-8/29/97    Series 3      2.13%
11/1/96      Series 5        -27.13%     11/1/96-12/12/97   Series 5    -25.59%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because Series From Inception figures reflect a reduced sales charge on rollover and a different performance period.

(3)  1995 Series B (HST95B) rolled into 1996 Series (HST96C)

(4)  1995 Series C (HST95C) rolled into 1996 Series D (HST96D)

[Logo] Select Ten Portfolio -- Hong Kong -- International Series

The Hang Seng Index

The Hang Seng Index, published since 1969, is a recognized indicator of Hong Kong's stock market performance. The Index is an arithmetic index, weighted by market capitalization representing about 70% of the total stocks on the Hong Kong Stock Exchange. The Hang Seng Index includes companies intended to represent four major market sectors:

1) commerce and Industry; 2) finance; 3) properties; and 4) utilities.

Currently, the companies are:

Amoy Properties
Bank of East Asia
Cathay Pacific Airways
Cheung Kong
Cheung Kong Infrastructure
China Light & Power Co.
China Resources Enterprise
China Telecom
CITIC Pacific
Fist Pacific Co.
Great Eagle Holdings
Guangdong Investment
Hang Lung Development
Hang Seng Bank
Henderson Investment
Henderson Land Development Co.
Hong Kong Electric Holdings
Hong Kong and China Gas Co.
Hong Kong and Shanghai Hotels
Hong Kong Telecommunications
Hopewell Holdings
HSBC Holdings
Hutchison Whampoa
Hysan Development Company
New World Development Co.
Shanghai Industrial Holdings
Shangri-La Asia
Sino Land Co.
Sun Hung Kai Properties
Swire Pacific (A)
Television Broadcasts
The Wharf
Wheelock and Co.

Units of the Trust are not insured by the Federal Deposit Insurance Corp.
(FDIC) and are not obligations of, endorsed by, deposits in or guaranteed by any bank. Investments in Unit Investment Trusts and other products are subject to investment risk, including the possible loss of the principal amount invested.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Annual Total Return Comparison 1/1/78 through 12/31/97

[A mountain chart compares the cumulative annual performance from 1/1/78 through 12/31/97 of the Strategy [5] (ochre) and the Hang Seng Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/78 through 12/31/97. The vertical (Y) axis reflects the percentage value (from -50% to 130%) of performance for each index from 1/1/78 through 12/31/97.]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the Hang Seng Index in 10 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Recent underperformance is largely due to outstanding past performance of some low dividend-yielding stocks overweighted in the Hang Seng Index that were not selected by the Strategy. At Defined Asset Funds, we believe in the importance of maintaining a long-term approach regardless of short-term market movements.

Annual Total Returns

Strategy returns are net of sales charges and expenses.(5)

                      Hang Seng                             Hang Sang
    Year   Strategy     Index         Year     Strategy       Index
    1978    24.79%      23.51%        1989        7.16        10.19
    1979    80.03       78.33         1990        3.86        11.99
    1980    39.15       65.83         1991       46.26        48.25
    1981    -6.12      -11.07         1992       36.69        33.63
    1982   -41.23      -47.79         1993      104.74       121.11
    1983    -9.74       -0.89         1994      -33.71       -28.83
    1984    63.07       42.54         1995       13.86        26.95
    1985    45.27       51.10         1996       25.57        37.73
    1986    58.24       51.16         1997      -16.34       -18.33
    1987     0.78       -6.73
    1988    31.79       20.60       Average      18.13        19.25%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Annual total returns represent price changes plus dividends reinvested at each year end and do not reflect the deduction of any commissions or taxes.

Portfolio performance will also differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different form the closing price and currency exchange rates used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

(5) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Defining Your Risks

The following are important facts to keep in mind when considering the investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities. The Portfolio is highly concentrated (90%) in real estate and property companies which could involve additional risks.

o       There can be no assurance that the Portfolio will meet it objective.

o Total returns on Hong Kong stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o Future political changes in Hong Kong, including the effects of Chinese sovereignty, could impact market values of Hong Kong stocks in general. Since October 1997, Hong Kong stocks have declined steeply with extreme volatility, changing by more than 10% a day in some cases.

o These stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In additional, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future series (if available), investors will defer recognition of gains and losses on stocks that are contributed in kind to the new series. Investors may also be eligible for a 20% maximum federal tax rate on gains from stocks that are sold.

Defining Your Cost

Low Initial Sales Charge / Reduced Charge for Rollovers

First-time investors pay a sales charge of up to 2.75% of the offering price (1% initially and $17.50 per 1,000 units deferred and paid by 10 monthly deductions from net asset value).

                                         As a % of Public          Amount per
                                          Offering Price           1,000 Units
-------------------------------------------------------------------------------

Initial Sales Charge                           1.00%                 $10.00
Deferred Sales Charge                          1.75%                 $17.50
                                               =====                 ======
Maximum Sales Charge                           2.75%                 $27.50

Estimated Annual Operating Expenses
(as a % of net assets)                         0.50%                  $5.01
-------------------------------------------------------------------------------

If you sell your units before termination, the remaining deferred sales charges will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

        Amount                          Total Sales Charge as a % of
       Purchased                            Public Offering Price
-------------------------------------------------------------------------------

Less than $50,000                                  2.75%
$50,000 to $99,999                                 2.50%
$100,000 to $249,999                               2.00%
$250,000 to $999,999                               1.75%
$1,000,000 or more                                 1.00%
-------------------------------------------------------------------------------

Don't Delay

Call your financial professional for free prospectus containing more complete information including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk and political developments. Read the prospectus carefully before you invest.

Additional Hong Kong Portfolios containing the then highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other Selected Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Japan Portfolio (Nikkei Index)
Select Growth Portfolio
Select S&P Intrinsic Value Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 2

Equity Investor Funds
Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Municipal Investment Trusts
Corporate Income Funds
Government Securities Income Funds
International Bond Funds

Cover photo
Statue of Kuan-yin,
Chinese Goddess of Mercy
Her statue, pictured on the front cover, stands in front of the Repulse Bay
Temple in Hong Kong.

[Recycling logo] Printed on Recycled Paper
37279-2/98
Dean Witter Reynolds, Inc.  Member SIPC